UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2024

NAPLOY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	333-274889	35-2809754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Lias Estate Kafe district Abuja, FCT Nigeria	900108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +13072133163

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Former Independent Registered Public Accounting Firm

On May 10, 2024, BFBorgers CPA PC resigned as the independent accounting firm of Naploy Corp. (the “Company”).

The audit reports of MAINOR AUDIT JA PARTNERID OÜ on the Company’s financial statements as of and for the fiscal year ended July 31, 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. BFBorgers CPA PC did not issue an audit report for that fiscal year but was engaged as the independent accounting firm subsequent to that period.

As of May 10, 2024, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with BFBorgers CPA PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BFBorgers CPA PC, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s most recent fiscal year ended July 31, 2023, there was no “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the instructions related thereto.

In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished BFBorgers CPA PC with a copy of this Current Report on Form 8-K on July 09, 2025, providing BFBorgers CPA PC with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of BFBorgers CPA PC’s letter addressed to the SEC relating to the statements made by the Company in this report.

New Independent Registered Public Accounting Firm

On May 13, 2024, the Audit Committee and the Board of Directors of the Company appointed Boladale Lawal & Co. as its new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s most recent fiscal year ended July 31, 2023, and for the subsequent interim period through the date hereof prior to the engagement of Boladale Lawal & Co., neither the Company nor anyone on its behalf consulted Boladale Lawal & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Boladale Lawal & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Ex – 16.1	Letter from CPA
Ex – 104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naploy Corp.

/s/ Frederick Sidney Reinhard Arnold

Frederick Sidney Reinhard Arnold

President, Treasurer, Secretary and Director

Date: July 9, 2025

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